UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2005


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



              Colorado                      1-31398               75-2811855
  (State or other jurisdiction          (Commission File        (IRS Employer
of  Incorporation or organization)          Number)          Identification No.)


2911 South County Road 1260 Midland, Texas                         79706
 (Address of Principal Executive Offices)                        (Zip Code)


                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On May 10, 2005, Natural Gas Services Group, Inc., as borrower, and Western National Bank, as lender, entered into a First Modification to Fourth Amended and Restated Loan Agreement, dated effective as of May 1, 2005 (the "Loan Modification Agreement"). The Loan Modification Agreement amends the "Consolidated Current Ratio" definition in the Fourth Amended and Restated Loan Agreement, dated March 14, 2005 (the "Loan Agreement"), between Natural Gas and Western National Bank, by expanding the assets considered in the calculation of such ratio to include restricted cash held by Natural Gas. In addition, under the Loan Modification Agreement, we are required to maintain a Consolidated Current Ratio of 1.4 to 1.00 from month to month, versus 1.5 to 1.00 as originally required under the Loan Agreement.

         As previously reported, the indebtedness extended to Natural Gas by Western National Bank under the Loan Agreement is evidenced by the following promissory notes (collectively, the "Notes"):

         (1) Multiple Advance Term Promissory Note, dated March 14, 2005, in the original principal amount of $1,500,000.00, payable by Natural Gas
         Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00%and maturing on April 1, 2010 (the "$1,500,000.00 Multiple Advance Term Note");

         (2) Multiple Advance Term Promissory Note, dated March 14, 2005, in the original principal amount of $10,000,000.00, payable by Natural Gas Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on April 1, 2011 ($10,000,000.00 Multiple Advance Term Note");

         (3) Term Promissory Note, dated January 3, 2005, in the original principal amount of $8,000,000.00, payable by Natural Gas Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on January 1, 2012 ("the $8,000,000.00 Term Note");

         (4) Revolving Line of Credit Promissory Note, dated January 3, 2005, in the original principal amount of $2,000,000.00, payable by Natural Gas Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on January 1, 2006 (the "Revolving Line of Credit Note");

         (5) Term Promissory Note, dated November 3, 2003, in the original principal amount of $7,521,109.00, payable by Natural Gas Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on September 15, 2007, as modified in a Modification Agreement, dated January 3, 2005 (the "$7,521,109.00 Term Note");

         (6) Advancing Line of Credit Promissory Note, dated November 3, 2003, in the original principal amount of $10,000,000.00, payable by Natural Gas Services Group, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on November 15, 2009, as modified in a Modification Agreement, dated December 15, 2004 (the "Advancing Line of Credit Note"); and

         (7) Term Promissory Note, dated January 3, 2005, in the original principal amount of $1,415,836.00, payable by Screw Compression Systems, Inc. to the order of Western National Bank, bearing interest at a current annual rate of 7.00% and maturing on January 1, 2010 (the $1,415,836,00 Term Note").

         Concurrently   with  the  our   execution  and  delivery  of  the  Loan
Modification Agreement, we also entered into the following note modification agreements (collectively, the "Note Modification Agreements"):

         (1) Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the $1,500,000.00 Multiple Advance Term Note;

         (2) Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the $10,000,000.00 Multiple Advance Term Note;

         (3) Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the $8,000,000.00 Term Note;

         (4) Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the Revolving Line of Credit Note;

         (5) Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the $7,521,109.00 Term Note;

         (6) Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the Advancing Line of Credit Note; and

         (7) Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank, modifying the $1,415,836.00 Term Note.

Under the Note Modification Agreements, the annual rate at which each Note bears interest was reduced by 0.50%, and with the exception of the $7,521,109.00 Term Note and the Advancing Line of Credit Note, the floor rate of each Note was reduced from 6.25% to 6.00%. The floor rate of the $7,521,109.00 Term Note and the Advancing Line of Credit Note remains at 5.25%.

         The remaining terms and provisions of the Loan Agreement and the Notes remain in full force and effect.

Item 9.01         Financial Statements and Exhibits.


         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------


                    *10.1 First Modification to Fourth Amended and Restated Loan Agreement, dated effective as of May 1, 2005, by and among Natural Gas Services Group, Inc. and Western National Bank.

                    *10.2 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.3 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.4 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.5 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.6 Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.7 Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

                    *10.8 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.
              ---------------------
              *  Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NATURAL GAS SERVICES GROUP, INC.


                                                By: /s/ Stephen C. Taylor
                                                   -----------------------------
                                                   Stephen C. Taylor, President


Dated: May 10, 2005

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------


   *10.1          First   Modification  to  Fourth  Amended  and  Restated  Loan
                  Agreement, dated effective as May 1, 2005, by and among Natural Gas Services Group, Inc. and Western National Bank.

   *10.2 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.3 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.4 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.5 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.6 Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.7 Second Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.

   *10.8 Modification Agreement, dated effective as of May 1, 2005, by and between Natural Gas Services Group, Inc. and Western National Bank.
---------------------
*  Filed herewith